                                                                   EXHIBIT 10

                      ELEVENTH AMENDMENT TO LOAN AGREEMENT

         THIS ELEVENTH AMENDMENT TO LOAN AGREEMENT (this "ELEVENTH AMENDMENT"), dated as of June 22, 2005 (the "ELEVENTH AMENDMENT DATE"), is made by and among PDG ENVIRONMENTAL, INC., a Delaware corporation ("PARENT"), PROJECT DEVELOPMENT GROUP, INC., a Pennsylvania corporation ("PROJECT"), ENVIRO-TECH ABATEMENT SERVICES, CO., a North Carolina corporation ("ENVIRO-TECH"), and PDG, INC., a Pennsylvania corporation ("PDG"), (collectively, "BORROWERS"), and SKY BANK, an Ohio banking institution, having an office at 101 East Washington Street, New Castle, Pennsylvania 16103 ("BANK").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Borrowers and Bank entered into a Loan Agreement dated as of August 3, 2000 (the "ORIGINAL LOAN Agreement"), as amended by that certain Amendment to Loan Agreement dated as of June 14, 2001 (the "FIRST AMENDMENT"), that certain Second Amendment to Loan Agreement dated as of May 6, 2002 (the "SECOND AMENDMENT"), that certain Third Amendment to Loan Agreement dated as of August 30, 2002 (the "THIRD AMENDMENT"), that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002 (the "FOURTH AMENDMENT"), that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003 (the "FIFTH AMENDMENT"), that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003 (the "SIXTH AMENDMENT"), that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004 (the "SEVENTH AMENDMENT"), that certain Eighth Amendment to Loan Agreement dated July 8, 2004 (the "EIGHTH AMENDMENT"), that certain Ninth Amendment to Loan Agreement dated November 3, 2004 (the "NINTH AMENDMENT") and that certain Tenth Amendment to Loan Agreement dated December 21, 2004 (the "TENTH AMENDMENT"), as further amended by letter agreement dated June 13, 2005 (collectively the "LOAN AGREEMENT"), pursuant to which Borrowers requested Bank (i) to extend credit to Borrowers in an amount not to exceed $400,000, the proceeds of which were made available as working capital and to refinance certain debt ("FACILITY A"), (ii) to extend credit to Borrowers in an amount not to exceed One Million and 00/100 Dollars ($1,000,000.00), the proceeds of which were made available as working capital and to refinance certain other debt ("FACILITY B"), (iii) to extend credit to Borrowers in an amount not to exceed $300,000, the proceeds of which were made available to finance a portion of certain capital asset purchases ("FACILITY C"), (iv) to extend credit to Borrowers in an original amount not to exceed $5,250,000 and subsequently reducing to an amount not to exceed $4,600,000, which included a temporary overline loan (as created in the Second Amendment and terminated in the Sixth Amendment) in the amount of $750,000, and subsequently increased to $5,000,000, then to $5,500,000, then to $6,500,000, then to $7,500,000 through a second overline note (as created in the Ninth Amendment), and then to $8,000,000 through a $500,000 increase to the second overline note (as authorized in the Tenth Amendment), the proceeds of which were made available to refinance an existing line of credit and to provide working capital ("FACILITY D"), and (v) to extend credit to the Borrowers in an amount not to exceed $300,000, the proceeds of which were used to purchase equipment ("FACILITY E"); and

         WHEREAS, Borrowers and Bank desire to amend certain provisions of the Loan Agreement as provided in this Eleventh Amendment for the purpose of, inter alia, extending the Facility D Expiration Date and the Overline Expiry Date, decreasing the interest rate on the Facility D Loan, making an additional loan to the Borrowers in an amount not to exceed $400,000 and making related changes to the Loan Documents.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

         Section 1. Definitions. Terms which are used in this Eleventh Amendment as defined terms which are not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement. The Loan Agreement and this Eleventh Amendment are to be treated as one agreement and are together referred to hereafter as the "AGREEMENT."

         (a) The following definitions shall be inserted in Section I of the Loan Agreement in the appropriate alphabetical order:

                  "ELEVENTH AMENDMENT" shall mean the Eleventh Amendment to Loan Agreement by and between the Borrowers and Bank dated as of the Eleventh Amendment Date.

                  "ELEVENTH AMENDMENT DATE" shall mean the date set forth in the introductory paragraph of the Eleventh Amendment.

                  "ELEVENTH AMENDMENT DOCUMENTS" shall collectively mean all documents to be executed and delivered by any Borrower or Guarantor in connection with the Eleventh Amendment including, without limitation, the Eleventh Amendment, the Facility F Notes, the Security Agreement Amendments, the Guaranty and the Tenth Mortgage Modification.

                  "FACILITY F EXPIRY DATE" shall mean June __, 2009.

                  "FACILITY F LOAN" shall mean as set forth in Section 2.04(j) of this Agreement.

                  "FACILITY F NOTES" shall mean as set forth in Section 2.04(k) of this Agreement.

                  "SECURITY AGREEMENT AMENDMENTS" shall collectively mean the four Amendment No. 1 to Security Agreements, each dated as of the date of this Eleventh Amendment, by and between a Borrower and Bank.

                  "TENTH MORTGAGE MODIFICATION" shall mean the Tenth Modification of Mortgage dated the Eleventh Amendment Date, made by Project in favor of Bank.

         (b) The following definitions in Section I of the Loan Agreement are hereby amended and restated to read as follows:

                  "AGREEMENT" shall mean this Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eight Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment as the same may be further amended, modified or supplemented from time to time.

                  "FACILITY D EXPIRY DATE" shall mean June 6, 2007.

                  "GUARANTOR" shall mean Servestec, Inc., a Florida corporation.

                  "GUARANTY" shall mean the Guaranty and Suretyship Agreement of Servestec dated as of the Eleventh Amendment Date, and all amendments, modifications and supplements thereto.

                  "MORTGAGE" shall mean that certain Open-End Mortgage and Security Agreement dated August 3, 2000, as modified by that certain Modification of Open-End Mortgage and Security Agreement dated June 14, 2001, that certain Second Modification of Open End Mortgage dated May 6, 2002, that certain Third Modification of Open End Mortgage and Security Agreement dated as of August 30, 2002, that certain Fourth Modification of Open End Mortgage and Security Agreement dated as of February 28, 2003, that certain Fifth Modification of Open End Mortgage and Security Agreement dated as of the Sixth Amendment Date, that certain Sixth Modification of Open End Mortgage and Security Agreement dated as of the Seventh Amendment Date, that certain Seventh Modification of Open End Mortgage and Security Agreement dated as of the Eighth Amendment Date, that certain Eighth Modification of Open End Mortgage and Security Agreement dated as of the Ninth Amendment Date, that certain Ninth Modification of Open End Mortgage and Security Agreement dated as of the Tenth Amendment Date and that certain Tenth Modification of Open End Mortgage and Security Agreement dated as of the Eleventh Amendment Date, and all other modifications and amendments thereto, each by Project in favor of Bank.

                  "NOTES" shall collectively mean the (i) the Facility A Note,
         (ii) the Facility B Note, (iii) the Facility C Notes, (iv) the Facility D Note, (v) the Facility E Notes, and (vi) the Facility F Notes and any other note of Borrowers executed and delivered pursuant to this Agreement, together with all extensions, renewals, refinancings or refundings in whole or in part.

                  "OVERLINE EXPIRY DATE" shall mean June 6, 2007.

                  "SECURITY AGREEMENTS" means the four Security Agreements, each dated as of the date of this Agreement, by and between a Borrower and Bank, each as amended by the

         Amendment No. 1 to the Security Agreement, and the Security Agreement of Servestec, as may be further amended, modified or supplemented from time to time.

                  "SERVESTEC" means Servestec, Inc., a Florida corporation.

         Section 2.  Amendment of Section 2.04 of the Loan Agreement.

         (a) The title of Section 2.04 of the Loan Agreement is hereby amended and restated as follows:

                  "2.04 Facility D, Facility E and Facility F"


         (b) Section 2.04 of the Loan Agreement is amended by inserting the following subparagraphs as subparagraphs (j), (k), (l) and (m), respectively.

                           (j) Facility F Loans. Subject to the terms and
                  conditions of, and relying upon the representations and warranties set forth in this Agreement and the Loan Documents, Bank agrees to make term loans ("Facility F Loans") to any of the Borrowers at any time or from time to time on or after the Eleventh Amendment Date and to and including the day immediately preceding the Facility F Expiry Date, in an aggregate principal amount not to exceed Four Hundred Thousand and 00/100 Dollars ($400,000.00). Each Borrower may borrow under this Section 2.04(j). The proceeds of each Facility F Loan shall be used by such Borrower only to purchase equipment to be used by such Borrower. The amount of each Facility F Loan shall be limited to 100% of the invoiced purchase price of such equipment.

                           (k) Facility F Note. The obligations of Borrowers to
                  repay the unpaid principal amount of each Facility F Loan made to any Borrower by Bank and to pay interest on the unpaid principal amount thereof shall be joint and several and shall be evidenced in part by a Facility F Note of Borrowers, dated the Eleventh Amendment Date, in substantially the form attached as Exhibit "B" to the Eleventh Amendment, with the blanks appropriately filled. Each executed Facility F Note shall be delivered by Borrowers to Bank on the date the related Facility F Loan is made by Bank.

                           (l) Making of Facility F Loans. Subject to the terms
                  and conditions of this Agreement and the other Loan Documents, no Facility F Loans shall be made until Borrowers have satisfied all applicable conditions specified in Article IV hereof and have furnished to Bank evidence satisfactory to Bank of compliance with the requirements of Section 2.04(j) hereof. Each Facility F Loan that is made shall be made on such Business Day and in such amount as the Borrower to whom such Loan is to be made shall request by written notice (together with the aforesaid evidence and an invoice for the equipment to be purchased, all in form and substance satisfactory to the Bank) received by Bank no later than 2:00 p.m.

                  (New Castle, Pennsylvania time) on the date which is five
                  (5) Business Days before the date of requested disbursement for such Loan (the "Loan Disbursement Date"). Bank shall make the proceeds of such Loan available to such Borrower at Bank's Office in immediately available funds not later than 3:00 p.m., New Castle, Pennsylvania, time on the Loan Disbursement Date.

                           (m) Payments of Principal and Maturity. On the first
                  day of the first calendar month after the date a Facility F Loan is made, Borrowers shall pay to Bank the amount of interest accruing on such Loan to such day. On the first day of each calendar month thereafter, through and including June 1, 2009, Borrowers shall make a payment of principal and interest on such Loan in that amount, as determined by Bank at the time such Loan is made, which would fully amortize the then principal balance of such Loan in equal monthly installments, at the interest rate applicable to such Loan at the time of determination, over the term of such Loan ending on the Facility F Expiry Date. Each such payment shall be applied first to accrued interest and the balance to the reduction of principal. All remaining unpaid principal, accrued interest and all other sums and costs incurred by Bank, pursuant to this Agreement, the Facility F Notes or the making of the Facility F Loans, shall be immediately due and payable on the Facility F Expiry Date without notice, presentment or demand.

         Section 3. Amendment of Section 2.05(b) of the Loan Agreement. Section 2.05(b) of the Loan Agreement is hereby amended and restated as follows:

                  "(b) Interest on Facilities B, C, D, E and F. Subject to the terms and conditions of this Agreement, (i) the aggregate outstanding principal balance of the Facility B Loan, the Facility C Loans and the Facility E Loans shall bear interest at a rate per annum equal to one percent (1%) above the Prime Rate, (ii) the aggregate outstanding principal balance of the Facility D Loans shall bear interest at a rate per annum equal to twenty-five hundredths percent (0.25%) above the Prime Rate, and (iii) the aggregate outstanding principal balance of the Facility F Loans shall bear interest at a rate per annum equal to seven and twenty-five hundredths percent (7.25%)."

         Section 4. Amendment of Section 2.08 of the Loan Agreement. Section
2.08 of the Loan Agreement is hereby amended and restated as follows:

                  "2.08 Facility D Origination Fee. Borrowers shall pay to Bank a commitment fee for Facility D payable in advance on June 6, 2005 and on each June 6 thereafter to but excluding the Facility D Expiry Date, each in the amount of Sixteen Thousand Dollars ($16,000)."

         Section 5. Representations and Warranties. Borrowers hereby represent and warrant to the Bank that:

         (a) Each Borrower has and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Eleventh Amendment, the other Eleventh Amendment Documents, and the Loan Agreement as amended hereby and to execute and deliver the instruments required by the provisions of the Loan Agreement as amended hereby to be executed and delivered by it; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of each Borrower.

         (b) The execution and delivery of this Eleventh Amendment and the carrying out of this Eleventh Amendment, the other Eleventh Amendment Documents, and the Loan Agreement as amended hereby will not violate any provisions of law or the articles of incorporation or bylaws of any Borrower or of any agreement or other instrument to which any Borrower is a party or by which it is bound or to which it is subject.

         (c) This Eleventh Amendment and the other Eleventh Amendment Documents, which have been duly and validly executed and delivered by Borrowers, and the Loan Agreement as amended hereby, constitute legal, valid and binding obligations of each Borrower enforceable in accordance with the terms hereof and thereof.

         (d) The representations and warranties by the Borrowers and the Guarantor contained in the Loan Agreement and the other Loan Documents are correct and accurate on and as of the date hereof.

         (e) No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default.

         Section 6. Effective Date; Conditions to Closing; Post-Closing Obligations.

         (a) The effective date of this Eleventh Amendment shall be the Eleventh Amendment Date. As a condition to the effectiveness of this Eleventh Amendment, prior to or contemporaneously with the execution of this Eleventh Amendment (unless otherwise specified on the Exhibit A), the Borrowers shall satisfy the conditions set forth in Exhibit A attached hereto.

         (b) Borrowers shall deliver within 45 days after the date of this Eleventh Amendment a certificate of title insurance with respect to the Mortgage Modification in form and substance satisfactory to Bank.

         Section 7. No Waiver. Nothing contained in this Eleventh Amendment shall be construed to impair the security of Bank, its successors and assigns under the Loan Agreement and the other Loan Documents, nor affect nor impair any rights or powers that Bank may have under the Loan Documents including without limitation those rights for the recovery of the indebtedness of Borrowers to Bank in case of non-fulfillment of the terms, provisions and covenants contained in this Eleventh Amendment or the other Loan Documents not modified by this Eleventh Amendment. All rights, powers and remedies of Bank under any other agreement now or at any time hereafter in force between Bank and Borrower shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to Bank by law.

         Section 8. Security. The Borrowers' obligations under the Notes and the Loan Agreement as amended hereby (including any increase in such obligations as provided in the Loan Documents) are and will continue to be secured by the Security Agreements, the Mortgage, the Guaranty and the other Loan Documents (as each such term is defined in the Agreement) and the liens and security interests granted to the Bank thereunder, and such obligations are and will continue to be a part of the Debt which is secured by the liens and security interests granted in the Security Agreements and the Mortgage and the other Loan Documents and a part of the Guaranteed Obligations (as defined in the Guaranty) which are guaranteed by the Guaranty.

         Section 9. Further Assurances. Borrowers and Guarantor hereby agree to execute such amendments to the Loan Documents and to take such actions as the Bank deems reasonably necessary in connection with the foregoing amendments of the Loan Agreement.

         Section 10. UCC. Each Borrower hereby irrevocably authorizes the Bank to execute (on behalf of each respective Borrower) and file against each Borrower one or more financing, continuation or amendment statements pursuant to the Code in form satisfactory to Borrowers and the Bank, and Borrowers will pay the reasonable cost of preparing and the filing of the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests.

         Section 11. Expenses. Borrowers agree to pay Bank at the closing of the transactions contemplated by this Amendment a Facility F Loan Origination Fee of $500.00. Additionally, Borrowers agree to pay and hold Bank harmless against liability for the payment of all out-of-pocket expenses of Bank arising in connection with this Eleventh Amendment, including without limitation the fees and expenses of legal counsel for Bank.

         Section 12. Miscellaneous. Except as amended hereby, the provisions of the Loan Documents shall remain in full force and effect and Borrowers and Bank hereby confirm and ratify the Loan Agreement in its entirety as amended hereby. This Eleventh Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws excluding the rules applicable to the conflict of laws. All representations, warranties and covenants contained herein or made in writing by Borrowers in connection herewith shall survive the execution and delivery of this Eleventh Amendment and will bind and inure to the benefit of the successors and assigns of the parties hereto, provided that, without the prior written consent of the Bank, Borrowers may not assign the Loan Agreement as amended hereby or any of their rights or obligations under the Loan Agreement and this Eleventh Amendment and any such attempted assignment shall be null and void.

         Section 13. Recitals. The Recitals set forth in the beginning of this Eleventh Amendment are hereby fully incorporated by reference.

         Section 14.   Waiver Of Trial By Jury.

--------------------------------------------------------------------------------

BORROWERS AND BANK EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVE ALL     INITIALS:
BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND NEITHER    Borrowers:
WILL AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER       JCR
CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY         JCR
ACTION ARISING IN CONNECTION WITH THIS ELEVENTH AMENDMENT, THE           JCR
NOTES OR ANY OF THE LOAN DOCUMENTS.                                      JCR
                                                                      Bank:
                                                                         DKP

--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, and intending to be legally bound, the parties, by their duly authorized officers, have executed and delivered this Eleventh Amendment as of the date set forth at the beginning of this Eleventh Amendment.

                                          BORROWERS:

ATTEST:                                   PDG ENVIRONMENTAL, INC.

/s/ Regis O'Hara                          By: /s/ John C Regan
---------------------------------             ---------------------------------
Assistant Secretary                                Title:   President & CEO
                                                         ----------------------

ATTEST:                                   PROJECT DEVELOPMENT GROUP, INC.

/s/ Regis O'Hara                          By: /s/ John C Regan
---------------------------------            ----------------------------------
Assistant Secretary                                Title: President & CEO
                                                         ----------------------

ATTEST:                                   ENVIRO-TECH ABATEMENT
                                                   SERVICES, CO.

/s/ Regis O'Hara                          By: /s/ John C Regan
---------------------------------            ----------------------------------
Assistant Secretary                                Title: President & CEO
                                                         ----------------------

ATTEST:                                   PDG, INC.

/s/ Regis O'Hara                          By: /s/ John C Regan
---------------------------------            ----------------------------------
Assistant Secretary                                Title: President & CEO
                                                         ----------------------

                                          GUARANTOR:

                                          SERVESTEC, INC.

                                          By: /s/ John C Regan
                                             ----------------------------------
                                                   Title: President & CEO
                                                         ----------------------

                                          BANK:

                                          SKY BANK

                                          By: /s/ Douglas K. Pyle
                                             -------------------------
                                             Douglas K. Pyle,
                                             Vice President

                 JOINDER TO ELEVENTH AMENDMENT TO LOAN AGREEMENT


         Each of the following entities or individuals join in the foregoing Eleventh Amendment to Loan Agreement for the purpose of consenting to the terms thereof and ratifying and confirming its or his obligations under its or his respective Security Agreement, Mortgage, Guaranty, Indemnity Agreement, Lock Box Agreement or any other Loan Document (as those terms are defined in the Loan Agreement) as the case may be, including, without limitation, any warrant to confess judgment and any waiver of jury trial contained therein, previously delivered to the Bank. The undersigned expressly agree to the Termination Agreement dated on or about the date hereof.

ATTEST:                                    PDG ENVIRONMENTAL, INC.

/s/ Regis O'Hara                           By: /s/ John C Regan
-----------------------------------            -----------------------------
Secretary                                  Title: President & CEO
                                                  --------------------------

ATTEST:                                    PROJECT DEVELOPMENT GROUP, INC.

/s/ Regis O'Hara                           By: /s/ John C Regan
-----------------------------------            -----------------------------
Secretary                                  Title: President & CEO
                                                  --------------------------

ATTEST:                                    ENVIRO-TECH ABATEMENT
                                                    SERVICES, CO.

/s/ Regis O'Hara                           By: /s/ John C Regan
-----------------------------------            -----------------------------
Secretary                                  Title: President & CEO
                                                  --------------------------

ATTEST:                                    PDG, INC.

/s/ Regis O'Hara                           By: /s/ John C Regan
-----------------------------------            -----------------------------
Secretary                                  Title: President & CEO
                                                  --------------------------

ATTEST:                                    SERVESTEC, INC.

/s/ Regis O'Hara                           By: /s/ John C Regan
-----------------------------------            -----------------------------
Secretary                                  Title: President & CEO
                                                  --------------------------

                                    EXHIBIT A


         The following deliveries are to be made by the Borrowers before the Eleventh Amendment to Loan Agreement shall be effective:

         (a) Borrowers shall execute and deliver the Eleventh Amendment to Loan Agreement and the same shall be consented to by the Guarantor.

         (b) Borrowers shall execute and deliver the Facility F Note in the form attached to this Amendment as Exhibit B.

         (c) Each party to the Mortgage shall execute and deliver the Tenth Modification to Mortgage in the form attached hereto as Exhibit C.

         (d) Borrowers shall execute and deliver the Amendment No. 1 to Security Agreement in the form attached hereto as Exhibit D.


         (e) Borrowers shall execute the Joinder to the Eleventh Amendment to Loan Agreement (the "JOINDER") and obtain signatures from all other parties to the Joinder and deliver the fully executed Joinder to the Bank.

         (f) Counsel for the Borrowers shall deliver an opinion in the form and substance satisfactory to Bank and its counsel.

         (g) Each Borrower shall deliver a certificate of the corporate secretary of each Borrower stating that the articles of incorporation and by-laws of each such corporation remain in effect in the form delivered to the Bank on the Closing Date and attaching copies of resolutions properly adopted by the directors of each such corporation.

         (h) Borrowers shall pay the sum of $_______ to Biltmore Abstract, Limited Partnership for the certificates of title insurance for the mortgage modification executed and delivered by Project in connections with this Eleventh Amendment.

         (i) Borrowers shall pay the sum of $_______ to the Bank as a loan origination fee for Facility F.

         (j) Borrowers shall deliver updated lien searches of the Borrowers, and a lien search of Servestec, Inc. in form and substance satisfactory to the Bank.

         (k) Servestec, Inc. shall execute and deliver the Guaranty and Suretyship Agreement and the Security Agreement in form and substance satisfactory to the Bank.

                                    EXHIBIT B

                            (Form of Facility F Note)

                                    EXHIBIT C

    (Form of Tenth Modification to Open End Mortgage and Security Agreement)

                                    EXHIBIT D

                  Form of Amendment No. 1 to Security Agreement